UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to: W. Thomas Conner, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2008

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

December 31, 2008

AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY*	4

FUND EXPENSES	9

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	12

STATEMENT OF OPERATIONS	13

STATEMENTS OF CHANGES IN NET ASSETS	14

FINANCIAL HIGHLIGHTS	15

NOTES TO FINANCIAL STATEMENTS	16

*The Manager’s Commentary included in this shareholder report may contain forward- looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	3 Months	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Ameristock Mutual Fund	-21.56%	-23.77%	-34.19%	-7.94%	-4.37%	0.22%	7.48%
S&P 500	-21.94%	-28.48%	-37.00%	-8.34%	-2.19%	-1.38%	5.44%
S&P 500/ Citigroup Value Index	-23.83	-27.61	-39.22	-9.32	-1.72	0.10%	5.41%
Dow Industrials	-18.39%	-21.42%	-31.93%	-4.09%	-1.12%	1.66%	7.13%

Returns are for periods ending December 31, 2008 and reflect reinvestment of all dividends and capital gains distributions. The three-months and six-months returns have not been annualized, while the other figures are average annual returns. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2008, the expense ratio of the Fund was 0.83%

Scorecard

During one of the most volatile periods in the history of the stock market, the Fund did very well relative to the S&P 500, beating the index by almost 3% for the 2008 calendar year. The Fund not only beat the S&P for the year but also beat the index for the trailing 3 year and 10 year periods, as well as from the Fund’s inception.

In the past 6 months a number of changes were made to the portfolio. Most of the changes happened in the last quarter. This past quarter alone 6 stocks were added and 10 were dropped. The Funds’ portfolio at year end was comprised of 31 stocks. Therefore, these 16 stocks represent nearly 50% change. This is unheard of compared to our historical norm. In past years, 16 stock changes would have been a lot for an entire year let alone for 3 months.

The stocks we added adhere to the core strategy of buying dominant companies that we see as undervalued. We also replaced weaker balance sheet stocks (shaky cash flow, illiquid assets, huge debt) with those with strong investor cash flow streams. Out went companies like American Express, Citigroup, and Wachovia. In came companies like Berkshire Hathaway, Accenture, and Franklin Resources.

We increased the Fund’s exposure in the Technology sector to levels never seen in the history of the Fund. We added names like Cisco, eBay, and Google: companies not commonly associated with value stocks. These dot-com, battle-tested companies were too attractive to pass up when we decided to purchase them. Although we like to hold stocks indefinitely once they are in the portfolio, these stocks may be in the portfolio for only a couple of years, especially if they return to their more “growthy” past.

Semi-Annual Report December 31, 2008

Contributing largely to the outperformance relative to the S&P 500 over the past 6 months was the Fund’s underweighted allocation in the Energy sector. The Fund had about 4% of its assets allocated to the Energy sector over the past 6 months, a sector that comprises about 13% of the index. During this time period barrel of crude fell from about $125 to the low $30’s. Not surprisingly, energy related stocks tumbled as well.

In addition, there were two specific stocks added to the portfolio in the 4th quarter that played a big role in the Fund’s strong relative performance, Accenture and Google. These two companies best exemplify our thinking in the changes made to the portfolio.

Accenture Ltd., is the management consulting business of the former “big 8” accounting firm, Arthur Andersen LLP. It is one of the most dominant firms in its market with a worldwide presence and a first class client base. It has an unbroken string of strong annual sales and earnings growth. We started to monitor the stock more closely in the second quarter. One thing that caught our attention was the stock price held up better relative to the market; It did not fall as much as the index did. We started buying in late October, early November when the stock price dipped below $30. The stock closed for the year a little under $33 a share. We believe demand for its services should continue to grow, especially when the economy recovers.

Google, the company, does not need much explaining here. But what is the “poster-child” of growth stocks doing in a value portfolio? This is a company with incredible margins that was selling at an earnings multiple about one third its historical norm. A company whose sales, earnings, and cash flow have increased every year through the dot-com boom and bust. A company that dominates the on-line search market; its closest rival is a distant second. It was a matter of getting in at the right price. We waited. We finally started buying when it fell below the $300 level in the second half of November. It closed for the year with about an 8% gain from our purchase price.

Perspective

Nick has been managing the Fund since its inception over 13 years ago. Together, we have been managing the Fund since 2000. Through the Fund’s history, it has experienced market “exuberance” as well as market lethargy. One of the core guiding investment principles we keep in mind is to try to preserve capital. We cannot control the Fund’s return but we can manage risk. One of the best ways to see how we accomplish this is by taking a look at how the Fund has done during down periods for the market.

We examined the monthly returns of the S&P 500 since September, 1995 and compared them to the Fund’s returns. We found 3 periods lasting anywhere from 8 months to 18 months (currently) where the S&P 500 dropped at least 20%. In each of those time periods, an investment in Ameristock would have lost you less money than an investment in the index. In one of those periods, Ameristock would have made you money. (See Performance Table that follows).

1-800-394-5064 • www.ameristock.com

Performance Table

	9/30/00-9/30/01	1/31/02-9/30/02	6/30/07-12/31/08
AMSTX	6.74%	-24.16%	-37.82%
S&P 500	-30.49%	-28.16%	-38.89%

Performance results are unaudited and are based on data we deemed reliable, and represent past performance. Past performance is not indicative of future results.

Headline after headline in 2008 brought nothing but bad news. What first started as a sub-prime lending mess disintegrated into a liquidity and credit crisis, leading to where we are today. Wall Street firms, banks, and insurance companies have had to liquidate, merge or obtain bailout money from the government. According to Zillow.com, home values have lost an aggregate $3.3 trillion. At least one money market fund “broke the buck”. Unemployment rate stands at over 7% (at the time this is written). The Fed Funds rate is at 0.25%. Allegations of a $50 billion hedge fund fraud. 1000 point swings in the market...in one day. With nothing but negative news, it takes an emotional toll and makes it difficult to invest. Against this backdrop challenges certainly lie, but opportunities can also be found.

With confidence in the financial markets shaken, people tend to change their investing criteria from international to domestic, from small to large cap, and from growth to value. As investors look for safety, the yield on the 3-month Treasury went negative at one point. As a domestic large cap value fund AMSTX sits in an enviable position. It is times like these that the Fund has performed well on a relative basis. Management has been tested in difficult markets in the past. We believe that all the changes made to the portfolio positioned it to continue to weather the storm if the market continues to struggle, but also to take full advantage of a market recovery. Time will tell how well our decisions perform.

As always, thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Andrew Ngim	Nicholas Gerber
(January 12, 2009)

The S&P 500 Index is a broad–based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The S&P 500/Citigroup Value Index is a market value weighted index of stocks in the S&P 500 which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE AMERISTOCK MUTUAL FUND (AMSTX)
AND THE S & P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2008

Ameristock
Mutual Fund, Inc.	Return
1 Year	-34.19%
5 Years	-4.37%
10 Years	0.22%
Since Inception - 8/31/1995	7.48%

CALENDAR YEAR RETURNS

Calendar
Year Returns	AMSTX	S&P 500 Index
2008	-34.19%	-37.00%
2007	0.54%	5.49%
2006	17.94%	15.79%
2005	-2.88%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2008, the expense ratio of the Fund was 0.83%.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2008

TOP 10 EQUITY HOLDINGS*
AS OF DECEMBER 31, 2008

Company	% of Net Assets
Accenture Ltd., Class A	4.71%
Franklin Resources Inc.	4.54%
The Progressive Corp.	4.47%
Intel Corp.	4.43%
eBay Inc.(a)	4.41%
Microsoft Corp.	4.22%
The Charles Schwab Corp.	4.12%
Berkshire Hathaway Inc., Class A(a)	4.11%
Lowe’s Cos. Inc.	3.99%
Kellogg Co.	3.94%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2008 and held until December 31, 2008.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 7/1/08	Ending Account Value at 12/31/08	Expense Paid During Period* 7/1/08 to 12/31/08
Actual Fund Return	$1,000.00	$762.30	$3.91
Hypothetical Fund Return	$1,000.00	$1,020.77	$4.48

*                 Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.88% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year divided by 365 days in the current year (to reflect the half year period).

SCHEDULE OF INVESTMENTS

December 31, 2008 (Unaudited)

Industry		Company	Symbol	Shares	Market Value
Common Stocks	97.22%

Banking	5.29%	Bank of America Corp.	BAC	203,754	$2,868,856
		PNC Financial Services Group Inc.	PNC	144,686	7,089,614

Capital Goods	1.94%	General Electric Co.	GE	224,905	3,643,461

Chemicals & Fertilizer	3.70%	Dow Chemical Co.	DOW	188,880	2,850,199
		Du Pont de Nemours & Co.	DD	162,600	4,113,780

Computers	4.71%	Accenture Ltd., Class A	ACN	270,000	8,853,300

Consumer Staples	9.93%	Coca-Cola Co.	KO	105,380	4,770,553
		Colgate-Palmolive Co.	CL	69,500	4,763,530
		Pepsico Inc.	PEP	79,960	4,379,409
		Procter & Gamble Co.	PG	77,200	4,772,504

Diversified Financial Services	8.67%	Franklin Resources Inc.	BEN	134,000	8,546,520
		The Charles Schwab Corp.	SCHW	480,000	7,761,600

Electronics	14.04%	Dell Inc.(a)	DELL	559,700	5,731,328
		Intel Corp.	INTC	569,160	8,343,886
		International Business Machines Corp.	IBM	60,600	5,100,096
		Texas Instruments Inc.	TXN	467,000	7,247,840

Food	3.94%	Kellogg Co.	K	169,000	7,410,650

Healthcare	2.63%	Merck & Co. Inc.	MRK	162,940	4,953,376

Insurance	8.58%	Berkshire Hathaway Inc., Class A(a)	BRK/A	80	7,728,000
		The Progressive Corp.	PGR	568,000	8,412,080

Internet	8.34%	eBay Inc.(a)	EBAY	595,000	8,306,200
		Google Inc., Class A(a)	GOOG	24,000	7,383,600

Iron-Steel	2.50%	Nucor Corp.	NUE	102,000	4,712,400

Oil & Gas	4.23%	BP PLC (ADR)(b)	BP	81,308	3,800,336
		Exxon Mobil Corp.	XOM	52,200	4,167,126

The accompanying notes are an integral part of the financial statements

Industry		Company	Symbol	Shares	Market Value
Retailing	6.30%	Home Depot Inc.	HD	188,595	$4,341,457
		Lowe’s Cos. Inc.	LOW	349,000	7,510,480

Software	4.22%	Microsoft Corp.	MSFT	408,560	7,942,406

Telecommunications	8.20%	AT&T Inc.	T	147,343	4,199,276
		Cisco Systems Inc.(a)	CSCO	429,000	6,992,700
		Verizon Communications Inc.	VZ	124,809	4,231,025
Total Common Stocks	97.22%	(Cost $238,196,438)			$182,927,588
Short-Term Bank Debt Instruments	2.31%
		BB&T Co. - Grand Cayman
		0.04%, due 1/2/09		1,355,477	1,355,477
		JPMorgan Chase - London
		0.04%, due 1/2/09		3,000,000	3,000,000
Total Short-Term Bank Debt Instruments	2.31%	(Cost $4,355,477)			$4,355,477
Total Investments	99.53%	(Cost $242,551,915)			$187,283,065
Other Assets in Excess of Liabilities	0.47%				882,648
Net Assets	100.00%	Equivalent to $25.34 per share on 7,425,067 shares of Capital Stock Outstanding			$188,165,713

(a)  Non-Income Producing Security

(b)  ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (Unaudited)

Assets:
Investment Securities at Market Value (cost - see below)	$187,283,065
Accounts Receivable
Investment Securities Sold	1,394,596
Fund Shares Sold	19,445
Dividends	308,790
Interest	29
Other Assets	47
Total Assets	189,005,972

Liabilities:
Accounts Payable
Payable to Custodian	305
Fund Shares Redeemed	688,762
Accrued Management Fee	142,899
Accrued Directors’ Fees	8,293
Total Liabilities	840,259
Net Assets	$188,165,713

Net Assets Consist of:
Capital Paid In	$283,071,961
Accumulated Overdistributed Net Investment Income	(140,749)
Accumulated Net Realized Loss on Investments	(39,496,649)
Net Unrealized Depreciation on Investments Based on Identified Cost	(55,268,850)
Net Assets	$188,165,713

Net Asset Value Per Share
Net Assets	$188,165,713
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	7,425,067
Net Asset Value	$25.34
Redemption Price per Share	$25.34
Cost of Investments	$242,551,915

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

Investment Income:
Dividends	$3,665,704
Interest	36,134
Total Investment Income	3,701,838

Expenses:
Management Fee (Note 2)	1,086,071
Directors Fees (Note 3)	42,320
Total Expenses	1,128,391
Net Investment Income	2,573,447

Realized and Unrealized Loss on Investments
Net Realized Loss on Investments	(38,402,977)
Net Change in Unrealized Appreciation / Depreciation on Investments	(32,745,056)
Net Realized and Unrealized Loss on Investments	(71,148,033)
Net Decrease in Net Assets Resulting from Operations	$(68, 574,586)

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	December 31, 3008	Ended
	(Unaudited)	June 30, 2008

From Operations:
Net Investment Income	$2,573,447	$10,062,760
Net Realized Gain/(Loss) on Investments	(38,402,977)	9,449,209
Net Change in Unrealized Appreciation / Depreciation on Investments	(32,745,056)	(96,397,418)
	(68,574,586)	(76,885,449)

Distributions to Shareholders:
Net Investment Income	(12,776,567)	(4,900,254)
Capital Gains	(3,448,968)	(14,651,087)
	(16,225,535)	(19,551,341)

Share Transactions:
Shares Sold	24,993,411	36,989,872
Shares Issued as Reinvestment of Dividends and Distributions	16,010,216	18,960,320
Cost of Shares Redeemed	(71,370,844)	(179,408,476)
	(30,367,217)	(123,458,284)

Net Decrease in Net Assets	(115,167,338)	(219,895,074)

Net Assets:
Beginning of Period	303,333,051	523,228,125
End of Period*	188,165,713	303,333,051

*Includes Accumulated Undistributed / (Overdistributed) Net Investment Income of	$(140,749)	$10,062,371

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six Months Ended December		For the Year Ended June 30,
	31, 2008*		2008	2007	2006	2005	2004
Net Asset Value at Beginning of Year	$36.28		$46.36	$40.45	$39.66	$39.54	$35.93
Net Investment Income (a)	0.33		1.03	0.81	0.87	0.83	0.75
Net Gains/Losses on Securities - Realized and Unrealized	(8.96)		(9.10)	6.74	0.79	0.33	3.49
Total From Investment Operations	(8.63)		(8.07)	7.55	1.66	1.16	4.24

Dividend Distribution
Net Investment Income	(1.82)		(0.50)	(1.64)	(0.87)	(1.04)	(0.63)
Capital Gains	(0.49)		(1.51)	0.00	0.00	0.00	0.00
Total Distributions	(2.31)		(2.01)	(1.64)	(0.87)	(1.04)	(0.63)
Net Asset Value at End of Period	$25.34		$36.28	$46.36	$40.45	$39.66	$39.54
Total Return	(23.77	)%(b)	(18.03)%	18.88%	4.27%	2.89%	11.88%

Ratios/Supplemental Data
Net Assets End of Period (millions)	$188.17		$303.33	$523.23	$611.60	$1,208.54	$1,870.06
Ratio of Expenses to Average Net Assets	0.88	%(c)	0.83%	0.80%	0.79%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets	2.01	%(c)	2.42%	1.85%	2.21%	2.10%	1.96%
Portfolio Turnover Rate (d)	25%		14%	16%	10%	0%	6%

* Unaudited

(a)  Based on Average Shares Outstanding.

(b)  Total returns for periods less than one year are not annualized.

(c)  Annualized.

(d)  A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2008 were $61,447,746 and $103,552,406, respectively.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.     SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange- listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange will be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund elected to defer to its fiscal year ending June 30, 2009, approximately $1,093,672 of losses recognized during the period from November 1, 2007 to June 30, 2008.

Effective July 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2008, June 30, 2007, June 30, 2006, and June 30, 2005.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund’s financial statement disclosures.

2.     INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $1,086,071 from the Fund for the six months ended December 31, 2008.

3.     RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2008 constituted 83.17% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a) (9) of the Investment Company Act of 1940. As of December 31, 2008, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 60.41% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4.     CAPITAL STOCK AND DISTRIBUTION

At December 31, 2008, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $283,071,961 for the Ameristock Mutual Fund, Inc.

	For the Six Months Ended 12/31/08	For the Year Ended 6/30/08
Shares sold	756,846	886,518
Shares issued in Reinvestment of Dividends and Distributions	633,065	448,977
Total	1,389,911	1,335,495
Shares Redeemed	(2,325,395)	(4,261,837)
Net Decrease in Shares	(935,484)	(2,926,342)
Shares Outstanding - Beginning of Period	8,360,551	11,286,893
Shares Outstanding - End of Period	7,425,067	8,360,551

5.              FAS 157 MEASUREMENT

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy of fair value measurements, and requires disclosure about these valuation measurements.

FAS 157 - Disclosure of Hierarchy Levels

The three-tier hierarchy is summarized as follows:

1)	Level 1 -	quoted prices in active markets for identical securities
2)	Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* - Unrealized Appreciation (Depreciation)
Level 1 - Quoted Prices	$182,927,588	$—
Level 2 - Other Significant Observable Inputs	4,355,477	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$187,283,065	$—

* Other financial instruments include futures, forwards and swap contracts.

6.              UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

As of December 31, 2008
Gross Appreciation (excess of value over tax cost)	$8,500,397
Gross Depreciation (excess of tax cost over value)	(63,769,247)
Net Unrealized Depreciation	$(55,268,850)
Cost of investments for Income Tax Purposes	$242,551,915

7.     CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2008 and the year ended June 30, 2007 was as follows:

	For the Year Ended June 30,
	2008	2007
Distributions paid from:
Ordinary Income	$5,414,532	$21,963,550
Long-Term Capital Gain	14,136,809	—
Total	$19,551,341	$21,963,550

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$12,033,645
Accumulated Net Realized Gain on Investments	1,477,694
Net Unrealized Depreciation	(22,523,794)
Other Cumulative Effect of Timing Differences	(1,093,672)
Total	$(10,106,127)

8.     CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis, which approximates market value.

9.     SECURITIES LENDING

The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2008, the Fund had no securities on loan.

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Intentionally Left Blank

Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Legal Counsel

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2008 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

P.O. Box 44266

Denver, CO 80201-4266

Item 2 - Code of Ethics

Not applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not applicable to semi-annual report

Item 4 - Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 — Investments

(a)   Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

(b)   Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 — Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                  Not applicable to semi-annual report.

(a)(2)                  The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.Cert.

(a)(3)                  Not applicable.

(b)                                 A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 9, 2009